UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated October 16, 2003 announcing earnings results for the third quarter and first nine months of 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 16, 2003, Pentair, Inc. issued a press release announcing earnings for the three and nine months ended September 27, 2003. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished by Pentair pursuant to Item 12 of Form 8-K.

This press release contains information regarding a non-GAAP financial measure, free cash flow. Pentair uses free cash flow (cash from operations less capital expenditures) as a measure of cash generation from the business and we believe the free cash flow trend is a useful measure to investors to demonstrate the sustainability of Pentair’s operations and the ability to continue to pay dividends and fund acquisitions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 16, 2003.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)